UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2015

ARC Group Worldwide, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah

(State or other jurisdiction of incorporation)

001-33400 (Commission File Number)	87-0454148 (IRS Employer Identification No.)

810 Flightline Blvd. Deland, FL	32724
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  303-467-5236

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 0240.13e-4(c))

Item 8.01.  Other Events

Third Quarter Ending March 29, 2015 Performance Guidance

On March 23, 2015, ARC Group Worldwide, Inc. (the “Company” or “ARC”) made the following disclosure:

Our manufacturing businesses have a high degree of quarterly variability, given the production lifecycle, success of our customers’ products, and specific order timing, which is reliant on purchase orders rather than long-term contracts.  While it is difficult to predict quarterly results with certainty, the Company currently expects its results of operations for the third quarter of the fiscal year ending June 30, 2015 (that is, the quarter ending March 29, 2015) to be approximately in-line with, or modestly better than, the results for its second quarter of fiscal 2015.

The statements above concerning our expected third fiscal quarter operating results are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to risks and uncertainties.  These statements are not guarantees.  For example, we note that the majority of customer orders typically arrive during the last two weeks of each month.  Thus, depending on the product shipment dates for orders received during the latter half of each month, the related revenue may be recognized during the month of order receipt or during the following month.  As a result of this order pattern, our actual performance for each quarter may experience variability and may vary significantly from our expectations.

Forward-Looking Statements

The forward-looking statements contained in this Form 8-K are based on ARC’s current expectations, estimates and projections about future events. These include, but are not limited to, statements, if any, regarding business plans, pro-forma statements and financial projections, ARC’s ability to expand its services and realize growth. These statements are not historical facts or guarantees of future performance, events or results. Such statements involve potential risks and uncertainties, and the general effects of financial, economic, and regulatory conditions affecting our industries. Accordingly, actual results may differ materially.  In particular, our estimates regarding our anticipated quarterly performance are based upon currently available information; however, unpredictable events may arise before the closing of each quarterly financial period that could negatively affect actual quarterly performance outcomes.  These events may include orders that are withdrawn, delayed or returned, unexpected costs, change in currency exchange rates, and/or quality, workforce, and inventory issues.  ARC does not have any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For additional factors that may affect future results, please see filings made by ARC with the Securities and Exchange Commission (“SEC”), including its Form 10-K for the fiscal year ended June 30, 2014 and Form 10-Q for the period ended September 28, 2014, Form 10-Q for the period ended December 28, 2014 as well as our current reports on Form 8-K filed from time-to-time with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC Group Worldwide, Inc.

Date: March 23, 2015	By:	/s/ Drew M. Kelley
		Name:	Drew M. Kelley
		Title:	Chief Financial Officer and Principal Accounting Officer